UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 1, 2006

NeoPharm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-90516	51-0327886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Lakeside Drive, Waukegan, IL60085
(Address of principal executive offices)  (Zip Code)

(Registrant’s telephone number, including area code)  (847) 887-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 8.01.      Other Events

(a)    On December 1, 2006, NeoPharm Inc. (the “Company”) announced that the staff of the U.S. Securities and Exchange Commission (the “SEC”) had notified the Company that the SEC’s investigation of the Company, which the Company believes concerned the Company’s disclosures regarding the development of its LEP and LED drug product candidates, has been terminated and no enforcement action has been recommended.  The Company noted in its press release reporting the SEC’s action, that the SEC’s decision to terminate the investigation was not a finding or judgment regarding the matters investigated.

A copy of the Company’s press release, entitled “NeoPharm Announces Termination of SEC Investigation,” is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit No.	Exhibit Table

	99.1	Press Release dated December 1, 2006, entitled “NeoPharm Announces Termination of SEC Investigation.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

	By:	/s/ RONALD E. PAULI
Ronald E. Pauli
Chief Financial Officer
(Principal Financial Officer)
Dated: December 4, 2006

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

99.1	Press Release dated December 1, 2006 entitled “NeoPharm Announces Termination of SEC Investigation.”